UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 18, 2003


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


       California                      0-11868              95-3533362
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(State or other jurisdiction         (Commission         (I.R.S. Employer
    of incorporation)                File Number)       Identification No.)


 6175 Nancy Ridge Drive, San Diego, California               92121
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  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (858) 535-0202
                                                             --------------


                                       n/a
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          (Former name or former address, if changed since last report)

Items 12.  Furnish Earnings Release
           ------------------------

           Exhibit filed with this report:

           Exhibit 1.1 Registrant's press release dated September 18, 2003, publicly announcing its third quarter 2003 financial results.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CARDIODYNAMICS
                                                     INTERNATIONAL CORPORATION

     Date:  September 18, 2003                       By: /s/ Michael K. Perry
                                                      ---------------------
                                                      Michael K. Perry
                                                      Chief Executive Officer